UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 25, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC2)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-11             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC2
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 1, 2004             By:   /s/  Mary R. Fonti
                                        ---------------------------------------
                                         Mary R. Fonti
                                         Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-BC2
                            Statement to Certificate Holders
                                   August 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       321,788,000.00    317,906,745.65     3,665,334.64       454,341.72     4,119,676.36     0.00       0.00      314,241,411.01
A2       150,000,000.00    147,465,709.45     3,679,577.58       211,367.52     3,890,945.10     0.00       0.00      143,786,131.87
M1        38,525,000.00     38,525,000.00             0.00        64,208.33        64,208.33     0.00       0.00       38,525,000.00
M2        31,913,000.00     31,913,000.00             0.00        70,474.54        70,474.54     0.00       0.00       31,913,000.00
M3         9,775,000.00      9,775,000.00             0.00        23,460.00        23,460.00     0.00       0.00        9,775,000.00
B1        15,813,000.00     15,813,000.00             0.00        48,097.88        48,097.88     0.00       0.00       15,813,000.00
B2         7,186,000.00      7,186,000.00             0.00        32,636.42        32,636.42     0.00       0.00        7,186,000.00
R                100.00              0.00             0.00             0.00             0.00     0.00       0.00                0.00
C                  0.00              0.00             0.00     2,257,782.50     2,257,782.50     0.00       0.00                0.00
P                  0.00              0.00             0.00       162,953.66       162,953.66     0.00       0.00                0.00
TOTALS   575,000,100.00    568,584,455.10     7,344,912.22     3,325,322.57    10,670,234.79     0.00       0.00      561,239,542.88
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1         84751PCH0       987.93847393     11.39052618    1.41192872     12.80245491     976.54794775       A1          1.715000 %
A2         84751PCJ6       983.10472967     24.53051720    1.40911680     25.93963400     958.57421247       A2          1.720000 %
M1         84751PCK3     1,000.00000000      0.00000000    1.66666658      1.66666658   1,000.00000000       M1          2.000000 %
M2         84751PCL1     1,000.00000000      0.00000000    2.20833328      2.20833328   1,000.00000000       M2          2.650000 %
M3         84751PCM9     1,000.00000000      0.00000000    2.40000000      2.40000000   1,000.00000000       M3          2.880000 %
B1         84751PCN7     1,000.00000000      0.00000000    3.04166698      3.04166698   1,000.00000000       B1          3.650000 %
B2         84751PCP2     1,000.00000000      0.00000000    4.54166713      4.54166713   1,000.00000000       B2          5.450000 %
R          84751PCQ0         0.00000000      0.00000000    0.00000000      0.00000000       0.00000000       R           1.715000 %
TOTALS                     988.84235864     12.77375816    5.78316868     18.55692684     976.06860048
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)             Scheduled Principal Group 1                                                      301,260.45
Section 4.05(a)(i)             Scheduled Principal Group 2                                                      132,863.36
                               Group 1 Principal Prepayments                                                  3,361,413.64
                               Group 2 Principal Prepayments                                                  3,544,043.34
                               Group 1 Repurchased Principal                                                          0.00
                               Group 2 Repurchased Principal                                                          0.00
                               Extra Principal Distribution Amount                                                5,331.43
                               Prepayment Penalties                                                             162,953.66

Section 4.05(a)(v)             Total Beginning Number of Loans                                                       4,014
                               Total Beginning Collateral Balance                                           568,613,523.68
                               Total Ending Number of Loans                                                          3,967
                               Total Ending Collateral Balance                                              561,268,611.46

Section 4.05(a)(v)             Group 1 Beginning Number of Loans                                                     2,966
                               Group 1 Beginning Collateral Balance                                         388,308,628.95
                               Group 1 Ending Number of Loans                                                        2,940
                               Group 1 Ending Collateral Balance                                            384,645,954.86

Section 4.05(a)(v)             Group 2 Beginning Number of Loans                                                     1,048
                               Group 2 Beginning Collateral Balance                                         180,304,894.73
                               Group 2 Ending Number of Loans                                                        1,027
                               Group 2 Ending Collateral Balance                                            176,622,656.60

Section 4.05(a)                O/C Amount                                                                        29,068.58
                               Targeted O/C Amount                                                                    0.00
                               O/C Deficiency Amount                                                                  0.00
                               O/C Release Amount                                                                     0.00
                               Monthly Excess Interest                                                        2,263,113.93
                               Monthly Excess Cash Flow Amount                                                2,263,113.93

Section 4.05(a)(vi)            Servicing Fee                                                                    236,922.52

Section 4.05(a)(viii)          Current Advances                                                                       0.00

Section 4.05(a)(ix)            Cumulative Realized Loss Amount                                                        0.00

                               Cumulative Class M1 Applied Realized Loss Amount                                       0.00
                               Cumulative Class M2 Applied Realized Loss Amount                                       0.00
                               Cumulative Class M3 Applied Realized Loss Amount                                       0.00
                               Cumulative Class B1 Applied Realized Loss Amount                                       0.00
                               Cumulative Class B2 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(x)             Current Realized Loss Amount                                                       5,331.43
                               Current Class M1 Applied Realized Loss Amount                                          0.00
                               Current Class M2 Applied Realized Loss Amount                                          0.00
                               Current Class M3 Applied Realized Loss Amount                                          0.00
                               Current Class B1 Applied Realized Loss Amount                                          0.00
                               Current Class B2 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(xi)                                                Loans Delinquent
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        61             7,648,433.09                  1.99 %
                                              2 Month                        17             1,402,464.32                  0.36 %
                                              3 Month                         6             1,035,346.57                  0.27 %
                                              Total                      84                10,086,243.98                  2.62 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        17             2,805,952.91                  1.59 %
                                              2 Month                         1               134,615.16                  0.08 %
                                              3 Month                         0                     0.00                  0.00 %
                                               Total                         18             2,940,568.07                  1.67 %

                                              Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.05(a)(xi)                                                Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         4              326,476.22                  0.08 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.05(a)(xiii)                                              Loans in REO
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.05(a)(xv)            Has the Step Down Trigger Occurred?                                                             NO

Section 4.05(a)(xv)            Has the Step Up Trigger Occurred?                                                               NO

                               Rolling 3 Month Prior Delinquency Percentage                                                   N/A

                               Cumulative Realized Losses as a Percentage of Original Collateral Balance                 0.0000 %

Section 4.05(a)(xvi)           Class A1 Interest Carryforward Amount                                                         0.00
                               Class A2 Interest Carryforward Amount                                                         0.00
                               Class M1 Interest Carryforward Amount                                                         0.00
                               Class M2 Interest Carryforward Amount                                                         0.00
                               Class M3 Interest Carryforward Amount                                                         0.00
                               Class B1 Interest Carryforward Amount                                                         0.00
                               Class B2 Interest Carryforward Amount                                                         0.00
                               Class R Interest Carryforward Amount                                                          0.00


Section 4.05(a)(xvii)          Class A1 Interest Carryover Amount Paid                                                       0.00
                               Class A2 Interest Carryover Amount Paid                                                       0.00
                               Class M1 Interest Carryover Amount Paid                                                       0.00
                               Class M2 Interest Carryover Amount Paid                                                       0.00
                               Class M3 Interest Carryover Amount Paid                                                       0.00
                               Class B1 Interest Carryover Amount Paid                                                       0.00
                               Class B2 Interest Carryover Amount Paid                                                       0.00
                               Class R Interest Carryover Amount Paid                                                        0.00

Section 4.05(a)                Weighted Average Mortgage Rate for All Loans                                              7.1851 %

                               Weighted Average Term to Maturity Group 1                                                      347
                               Weighted Average Term to Maturity Group 2                                                      345

Section 4.05(a)                Total Class Interest Accrual Relief Act Reduction                                             0.00
                               Class A1 Interest Accrual Relief Act Reduction                                                0.00
                               Class A2 Interest Accrual Relief Act Reduction                                                0.00
                               Class M1 Interest Accrual Relief Act Reduction                                                0.00
                               Class M2 Interest Accrual Relief Act Reduction                                                0.00
                               Class M3 Interest Accrual Relief Act Reduction                                                0.00
                               Class B1 Interest Accrual Relief Act Reduction                                                0.00
                               Class B2 Interest Accrual Relief Act Reduction                                                0.00
                               Class R Interest Accrual Relief Act Reduction                                                 0.00

Section 4.05(a)                Net Prepayment Interest Shortfalls                                                            0.00
                               Class A1 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                               Class R Interest Accrual Prepayment Interest Shortfall Reduction                              0.00

                               Beginning Cap Contract Balance                                                      569,898,863.26
                               Current Period Cap Contract Amount                                                            0.00
                               Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                             0.00
                               Cap Contract Amount Paid to C Class                                                           0.00
                               Ending Cap Contract Balance                                                         563,578,999.78

Section 4.05(a)                Class A1 Interest Carryover Amount                                                            0.00
                               Class A1 Unpaid Interest Carryover Amount                                                     0.00

Section 4.05(a)                Class A2 Interest Carryover Amount                                                            0.00
                               Class A2 Unpaid Interest Carryover Amount                                                     0.00

                               Class M1 Interest Carryover Amount                                                            0.00
                               Class M1 Unpaid Interest Carryover Amount                                                     0.00

                               Class M2 Interest Carryover Amount                                                            0.00
                               Class M2 Unpaid Interest Carryover Amount                                                     0.00

                               Class M3 Interest Carryover Amount                                                            0.00
                               Class M3 Unpaid Interest Carryover Amount                                                     0.00

                               Class B1 Interest Carryover Amount                                                            0.00
                               Class B1 Unpaid Interest Carryover Amount                                                     0.00

                               Class B2 Interest Carryover Amount                                                            0.00
                               Class B2 Unpaid Interest Carryover Amount                                                     0.00

                               Class R Interest Carryover Amount                                                             0.00
                               Class R Unpaid Interest Carryover Amount                                                      0.00

Section 4.05(a)                Available Funds                                                                      10,507,281.13
                               Interest Remittance Amount                                                            3,167,700.34
                               Principal Remittance Amount                                                           7,339,580.79

Sec 4.06(ii) Class C Distributable Amount                                                                           2,257,782.50

Interest Earnings on Certificate Account Paid to Seller                                                                   482.39

 Section 4.05(a)(i)              Scheduled Principal Group 1                                                    301,260.45
Section 4.05(a)(i)              Scheduled Principal Group 2                                                    132,863.36
                                Group 1 Principal Prepayments                                                3,361,413.64
                                Group 2 Principal Prepayments                                                3,544,043.34
                                Group 1 Repurchased Principal                                                        0.00
                                Group 2 Repurchased Principal                                                        0.00
                                Extra Principal Distribution Amount                                              5,331.43
                                Prepayment Penalties                                                           162,953.66

Section 4.05(a)(v)              Total Beginning Number of Loans                                                     4,014
                                Total Beginning Collateral Balance                                         568,613,523.68
                                Total Ending Number of Loans                                                        3,967
                                Total Ending Collateral Balance                                            561,268,611.46

Section 4.05(a)(v)              Group 1 Beginning Number of Loans                                                   2,966
                                Group 1 Beginning Collateral Balance                                       388,308,628.95
                                Group 1 Ending Number of Loans                                                      2,940
                                Group 1 Ending Collateral Balance                                          384,645,954.86

Section 4.05(a)(v)              Group 2 Beginning Number of Loans                                                   1,048
                                Group 2 Beginning Collateral Balance                                       180,304,894.73
                                Group 2 Ending Number of Loans                                                      1,027
                                Group 2 Ending Collateral Balance                                          176,622,656.60

Section 4.05(a)                 O/C Amount                                                                      29,068.58
                                Targeted O/C Amount                                                                  0.00
                                O/C Deficiency Amount                                                                0.00
                                O/C Release Amount                                                                   0.00
                                Monthly Excess Interest                                                      2,263,113.93
                                Monthly Excess Cash Flow Amount                                              2,263,113.93

Section 4.05(a)(vi)             Servicing Fee                                                                  236,922.52

Section 4.05(a)(viii)           Current Advances                                                                     0.00

Section 4.05(a)(ix)             Cumulative Realized Loss Amount                                                      0.00

                                Cumulative Class M1 Applied Realized Loss Amount                                     0.00
                                Cumulative Class M2 Applied Realized Loss Amount                                     0.00
                                Cumulative Class M3 Applied Realized Loss Amount                                     0.00
                                Cumulative Class B1 Applied Realized Loss Amount                                     0.00
                                Cumulative Class B2 Applied Realized Loss Amount                                     0.00

Section 4.05(a)(x)              Current Realized Loss Amount                                                     5,331.43
                                Current Class M1 Applied Realized Loss Amount                                        0.00
                                Current Class M2 Applied Realized Loss Amount                                        0.00
                                Current Class M3 Applied Realized Loss Amount                                        0.00
                                Current Class B1 Applied Realized Loss Amount                                        0.00
                                Current Class B2 Applied Realized Loss Amount                                        0.00

Section 4.05(a)(xi)                                         Loans Delinquent
                                        Group 1
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                        61             7,648,433.09                  1.99 %
                                       2 Month                        17             1,402,464.32                  0.36 %
                                       3 Month                         6             1,035,346.57                  0.27 %
                                       Total                      84                10,086,243.98                  2.62 %
                                        Group 2
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                        17             2,805,952.91                  1.59 %
                                       2 Month                         1               134,615.16                  0.08 %
                                       3 Month                         0                     0.00                  0.00 %
                                        Total                         18             2,940,568.07                  1.67 %

                                       Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                         Loans in Foreclosure
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Section 4.05(a)(xi)                                         Loans in Bankruptcy
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  4              326,476.22                  0.08 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Section 4.05(a)(xiii)                                       Loans in REO
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Section 4.05(a)(xv)             Has the Step Down Trigger Occurred?                                                         NO

Section 4.05(a)(xv)             Has the Step Up Trigger Occurred?                                                           NO

                                Rolling 3 Month Prior Delinquency Percentage                                               N/A

                                Cumulative Realized Losses as a Percentage of Original Collateral Balance             0.0000 %

Section 4.05(a)(xvi)            Class A1 Interest Carryforward Amount                                                     0.00
                                Class A2 Interest Carryforward Amount                                                     0.00
                                Class M1 Interest Carryforward Amount                                                     0.00
                                Class M2 Interest Carryforward Amount                                                     0.00
                                Class M3 Interest Carryforward Amount                                                     0.00
                                Class B1 Interest Carryforward Amount                                                     0.00
                                Class B2 Interest Carryforward Amount                                                     0.00
                                Class R Interest Carryforward Amount                                                      0.00


Section 4.05(a)(xvii)           Class A1 Interest Carryover Amount Paid                                                   0.00
                                Class A2 Interest Carryover Amount Paid                                                   0.00
                                Class M1 Interest Carryover Amount Paid                                                   0.00
                                Class M2 Interest Carryover Amount Paid                                                   0.00
                                Class M3 Interest Carryover Amount Paid                                                   0.00
                                Class B1 Interest Carryover Amount Paid                                                   0.00
                                Class B2 Interest Carryover Amount Paid                                                   0.00
                                Class R Interest Carryover Amount Paid                                                    0.00

Section 4.05(a)                 Weighted Average Mortgage Rate for All Loans                                          7.1851 %

                                Weighted Average Term to Maturity Group 1                                                  347
                                Weighted Average Term to Maturity Group 2                                                  345

Section 4.05(a)                 Total Class Interest Accrual Relief Act Reduction                                         0.00
                                Class A1 Interest Accrual Relief Act Reduction                                            0.00
                                Class A2 Interest Accrual Relief Act Reduction                                            0.00
                                Class M1 Interest Accrual Relief Act Reduction                                            0.00
                                Class M2 Interest Accrual Relief Act Reduction                                            0.00
                                Class M3 Interest Accrual Relief Act Reduction                                            0.00
                                Class B1 Interest Accrual Relief Act Reduction                                            0.00
                                Class B2 Interest Accrual Relief Act Reduction                                            0.00
                                Class R Interest Accrual Relief Act Reduction                                             0.00

Section 4.05(a)                 Net Prepayment Interest Shortfalls                                                        0.00
                                Class A1 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                Class R Interest Accrual Prepayment Interest Shortfall Reduction                          0.00

                                Beginning Cap Contract Balance                                                  569,898,863.26
                                Current Period Cap Contract Amount                                                        0.00
                                Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                         0.00
                                Cap Contract Amount Paid to C Class                                                       0.00
                                Ending Cap Contract Balance                                                     563,578,999.78

Section 4.05(a)                 Class A1 Interest Carryover Amount                                                        0.00
                                Class A1 Unpaid Interest Carryover Amount                                                 0.00

Section 4.05(a)                 Class A2 Interest Carryover Amount                                                        0.00
                                Class A2 Unpaid Interest Carryover Amount                                                 0.00

                                Class M1 Interest Carryover Amount                                                        0.00
                                Class M1 Unpaid Interest Carryover Amount                                                 0.00

                                Class M2 Interest Carryover Amount                                                        0.00
                                Class M2 Unpaid Interest Carryover Amount                                                 0.00

                                Class M3 Interest Carryover Amount                                                        0.00
                                Class M3 Unpaid Interest Carryover Amount                                                 0.00

                                Class B1 Interest Carryover Amount                                                        0.00
                                Class B1 Unpaid Interest Carryover Amount                                                 0.00

                                Class B2 Interest Carryover Amount                                                        0.00
                                Class B2 Unpaid Interest Carryover Amount                                                 0.00

                                Class R Interest Carryover Amount                                                         0.00
                                Class R Unpaid Interest Carryover Amount                                                  0.00

Section 4.05(a)                 Available Funds                                                                  10,507,281.13
                                Interest Remittance Amount                                                        3,167,700.34
                                Principal Remittance Amount                                                       7,339,580.79

Sec 4.06(ii) Class C Distributable Amount                                                                         2,257,782.50

Interest Earnings on Certificate Account Paid to Seller                                                                 482.39

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.